As filed with the Securities and Exchange Commission on December 13, 2002

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials

APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

COMBINED PROXY STATEMENT

APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2003 ANNUAL MEETINGS OF STOCKHOLDERS

January 28, 2003

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Apex Municipal Fund, Inc. (“Apex”), MuniHoldings California Insured Fund, Inc. (“MH California Insured”), MuniHoldings Insured Fund II, Inc. (“MH Insured II”) and MuniInsured Fund, Inc. (“MuniInsured”) (each a “Fund” and, collectively, the “Funds”), to be voted at the 2003 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, January 28, 2003 at 9:00 A.M. for the stockholders of Apex, 9:30 A.M. for the stockholders of MH California Insured, 10:00 A.M. for the stockholders of MH Insured II, and 10:30 A.M. for the stockholders of MuniInsured. The approximate mailing date of this Combined Proxy Statement is December 20, 2002.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Director nominees of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on Monday, December 2, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock (“Common Stock”) and, for MH California Insured and MH Insured II only, the number of shares of auction market preferred stock (“AMPS”) indicated in Exhibit A. The Common Stock and AMPS for each of MH California Insured and MH Insured II are referred to collectively as “Capital Stock.” To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Common Stock or AMPS.

APEX MUNICIPAL FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETINGS OF STOCKHOLDERS

January 28, 2003

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the “Meeting”) of Apex Municipal Fund, Inc. (“Apex”), MuniHoldings California Insured Fund, Inc. (“MH California Insured”), MuniHoldings Insured Fund II, Inc. (“MH Insured II”) and MuniInsured Fund, Inc. (“MuniInsured”) (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, January 28, 2003 at 9:00 A.M. for the stockholders of Apex, 9:30 A.M. for the stockholders of MH California Insured, 10:00 A.M. for the stockholders of MH Insured II, and 10:30 A.M. for the stockholders of MuniInsured for the following purposes:

(1)
To elect Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of each Fund has fixed the close of business on December 2, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

You are cordially invited to attend any Meeting at which you may vote shares. Stockholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings California  Insured Fund, Inc.

STEPHEN M. BENHAM
Secretary of Apex Municipal Fund, Inc., MuniHoldings Insured Fund II, Inc. and MuniInsured Fund, Inc.

Plainsboro, New Jersey
Dated: December 13, 2002

The Board of each Fund knows of no business other than the election of Directors that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF DIRECTORS

At the Meetings for MH California Insured and MH Insured II (information for Apex and MuniInsured is provided in the following paragraph) the Director nominees will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. The Director nominees are James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud. The AMPS Director nominees are: Herbert I. London and André F. Perold for MH California Insured; and André F. Perold and Robert S. Salomon, Jr. for MH Insured II. Certain biographical and other information relating to the Director nominees is set forth in Exhibit B.

The Boards of Apex and MuniInsured are divided into three classes, designated Class I, Class II and Class III, with each class serving for a three-year term. At the Meetings, Class I Directors of Apex and Class II Directors of MuniInsured are to be elected. The Class I Director nominees for Apex are Terry K. Glenn, Roberta Cooper Ramo and Joe Grills; and the Class II Director nominees for MuniInsured are Roberta Cooper Ramo and Stephen B. Swensrud. The Director nominees of Apex and MuniInsured will be elected to serve until the expiration of the term of each nominee’s designated class and until their successors are elected and qualified or until their earlier resignation or removal as described below.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For MH California Insured

(1)	All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the following two (2) Director nominees: Herbert I. London and André F. Perold; and

(2)
All properly executed proxies of the holders of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the following six (6) Director nominees: Terry K. Glenn, James H. Bodurtha, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud.

For MH Insured II

(1)	All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the following two (2) Director nominees: André F. Perold and Robert S. Salomon, Jr.; and

(2)
All properly executed proxies of the holders of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the following six (6) Director nominees: Terry K. Glenn, James H. Bodurtha, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Stephen B. Swensrud.

For Apex and MuniInsured:

Pursuant to the Articles of Incorporation of each of Apex and MuniInsured, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Director elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified.

Apex:

All properly executed proxies will be voted “FOR” the three (3) Class I nominees, Terry K. Glenn, Roberta Cooper Ramo and Joe Grills, to serve until the 2006 Annual Meeting of Stockholders.

MuniInsured:

All properly executed proxies will be voted “FOR” the two (2) Class II nominees, Roberta Cooper Ramo and Stephen B. Swensrud, to serve until the 2006 Annual Meeting of Stockholders.

The Board of each Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Audit Committee Report.    The Board of each Fund has a standing Audit Committee (the “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended, (the “Investment Company Act”), and who are “independent” as defined in the listing standards of the New York Stock Exchange or the American Stock Exchange, as applicable (each a “non-interested Director”). Currently, Ms. Ramo and Messrs. Bodurtha, Grills, London, Perold, Salomon and Swensrud are members of the Committee of each Fund together with Melvin R. Seiden, a non-interested Director of each Fund who will retire from the Board of each Fund effective December 31, 2002. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund has adopted a written Charter for the Committee, which is attached as Exhibit D to this Combined Proxy Statement. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Ernst & Young LLP (“E&Y”), the independent accountants for MH Insured II, and from Deloitte & Touche LLP (“D&T”), the independent accountants for the other Funds in this Combined Proxy Statement, and has discussed with D&T and E&Y such firm’s independence with respect to each applicable Fund and (b) discussed with E&Y and D&T, as applicable, certain matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented. Each Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

The Committee also reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent accountants. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report, the Committee would be notified by Fund management or the independent accountants. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussion regarding the audit of the Fund’s financial statements with management and independent accountants, the Committee recommended to the Directors that the Fund’s audited financial statements be included in that Fund’s Annual Report of Stockholders. See Exhibit A.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings.    The number of Committee and Board meetings held during each Fund’s last fiscal year is set forth in Exhibit B. During each Fund’s last fiscal year, each of the Director nominees then in office attended at least 75% of the aggregate of the total number of meetings of the Board and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of a Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”), and the New York Stock Exchange or the American Stock Exchange, as applicable. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Person.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(l9) of the Investment Company Act. Mr. Glenn is the President of each Fund. See Exhibit B to this Combined Proxy Statement.

Compensation of Directors.    The Investment Adviser pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund currently pays fees to each non-interested Director for service to the Fund. Each Fund pays each non-interested Director an annual fee for serving as a Director plus a fee for each Board meeting attended in person. Each Fund also pays each member of the Committee an annual fee, plus a fee for each Committee meeting attended in person. See Exhibit B — “Board and Committee Meetings” for information about the annual and per meeting fees paid by these Funds.

Each Fund also reimburses the non-interested Directors for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during the Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director nominee: (i) the number of shares of Common Stock and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all registered funds overseen by the Director nominee in the Merrill Lynch family of funds. As of the Record Date, no non-interested Director nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock or Capital Stock, as applicable, of each Fund outstanding at such date.

The Board of each Fund recommends that the stockholders of that Fund vote FOR the election of the applicable Director nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Voting Rights and Required Vote

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Common Stock or Capital Stock, as applicable, of the Funds.

For each of Apex and MuniInsured, a majority of the Fund’s Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum; for MH California Insured and MH Insured II, one-third of the Fund’s Capital Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to be borne by each Fund of approximately $3,500 plus out-of-pocket expenses, estimated to be $500 per Fund.

Assuming a quorum is present, approval of Item 1 will require the affirmative vote of stockholders holding at least the percentage of shares indicated in the table below. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Election of AMPS Directors	Election of Directors
Apex	N/A	Affirmative vote of a majority of votes cast by the holders of Common Stock
MH California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Capital Stock, voting together as a single class
MH Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Capital Stock, voting together as a single class
MuniInsured	N/A	Affirmative vote of a majority of votes cast by the holders of Common Stock

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange or the American Stock Exchange, as applicable, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to any Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on Item l (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item l for any Fund.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s report to stockholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Fund, its Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund ($)	Other Audit Related Fees Charged to the Fund ($)	Other Fees ($)†	Fiscal Year End
Apex	D&T	32,100	4,700	5,120,200	6/30/02
MH California Insured	D&T	24,800	25,700	5,120,200	6/30/02
MH Insured II*	E&Y	37,275	16,740	—	9/30/02
MuniInsured	D&T	33,100	4,700	5,120,200	9/30/02

†	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2001.
*
Other audit related fees charged to the Fund includes $4,740 per fund in tax return review fees and $12,000 per fund in other audit related services. Audit fees charged to other funds within the complex total $561,423. Tax return review fees and fees for other audit related services for those funds were $175,510, respectively.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a Fund’s stockholder intends to present a proposal at the next Annual Meeting of Stockholders, which is anticipated to be held in January 2004, the stockholder must deliver the proposal to the offices of the Fund by August 16, 2003. The persons named as proxies in the proxy materials for the next Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the applicable Fund by November 5, 2003. Written proposals and notices should be sent to the Secretary of the Fund (addressed to P.O. Box 9011, Princeton, New Jersey 08543-9011).

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings California  Insured Fund, Inc.

STEPHEN M. BENHAM
Secretary of Apex Municipal Fund, Inc., MuniHoldings Insured Fund II, Inc. and MuniInsured Fund, Inc.

Dated: December 13, 2002

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Common Stock	AMPS
Apex	19,596,732	N/A
MH California Insured	40,657,301	15,600
MH Insured II	22,352,366	8,180
MuniInsured	8,079,254	N/A

Audit Committee Approval of the Inclusion of Financial Statements in Fund’s Annual Report

Fund	Fiscal Year End	Audit Committee Approval of Financial Statements
Apex	6/30/02	8/13/02
MH California Insured	6/30/02	8/13/02
MH Insured II	9/30/02	11/13/02
MuniInsured	9/30/02	11/13/02

A-1

EXHIBIT B

INFORMATION PERTAINING TO DIRECTOR NOMINEES

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

Biographical Information

Certain biographical and other information relating to the Director nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address* and Age of Director Nominee	Position(s) Held with each Fund††	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds††† Overseen	Public Directorships
TERRY K. GLENN (62)**†	Director and President
Chairman (Americas Region) since 2000, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
			117 registered investment companies consisting of 162 portfolios	None

*	The address of Mr. Glenn is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
†	Mr. Glenn was elected President of each Fund in 1999 and serves at the pleasure of the Board of Directors. Prior to that he served as Executive Vice President of each Fund.
††	For information as to the length of time served on each Board, see table following this chart.
†††	The complex of funds advised by FAM and its affiliate, MLIM (“MLIM/FAM-Advised Funds”).

Certain biographical and other information relating to the Director nominees who are not “interested persons,” as defined in the Investment Company Act (the “non-interested Directors”), of the Funds is set forth below:

Name, Address* and Age of Director Nominees**	Position(s) Held with Each Fund***	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
JAMES H. BODURTHA (58)	Director
Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
			42 registered investment companies consisting of 61 portfolios	None

JOE GRILLS (67)	Director
Vice Chairman of the Investment Advisory Committee of the Virginia Retirement System since 2002; Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			42 registered investment companies consisting of 61 portfolios	Kimco Realty Corporation

HERBERT I. LONDON (63)	Director
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
			42 registered investment companies consisting of 61 portfolios	None

Name, Address* and Age of Director Nominees**	Position(s) Held with Each Fund***	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
ANDRÉ F. PEROLD (50)	Director
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com from 2000 to 2002; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.
			42 registered investment companies consisting of 61 portfolios	None

ROBERTA COOPER RAMO (60)	Director
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
			42 registered investment companies consisting of 61 portfolios	None

ROBERT S. SALOMON, JR. (66)	Director
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
			42 registered investment companies consisting of 61 portfolios	None

STEPHEN B. SWENSRUD (69)	Director
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
			42 registered investment companies consisting of 61 portfolios	None

*	The address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each of the Director nominees is a member of the Audit Committee of each Fund.
***	For information as to the length of time served on the Board, see table following this chart.

Year in Which Each Nominee Became a Director of the Funds

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Swensrud
Apex	2002	1999	1994	2002	2002	2002	1996	1992
MH California Insured	1997	1999	2002	1997	1997	1999	2002	2002
MH Insured II	2002	1999	1999	2002	2002	2002	1999	1999
MuniInsured	2002	1999	1994	2002	2002	2002	1996	1987

Ownership of Common Stock and AMPS

Information relating to the share ownership by the Director nominees as of the Record Date is set forth in the chart below.

Nominee	Fund	No. of Shares	No. of AMPS
Interested Director:
Terry K. Glenn	Apex	118	N/A
Non-Interested Directors:
James H. Bodurtha
Joe Grills	None	N/A	N/A
Herbert I. London	None	N/A	N/A
André F. Perold	None	N/A	N/A
Roberta Cooper Ramo	None	N/A	N/A
Robert S. Salomon, Jr.	None	N/A	N/A
Stephen B. Swensrud	None	N/A	N/A

	Aggregate Dollar Range of Equity Securities in each Fund				Aggregate Dollar Range of Securities in All FAM/MLIM-Advised Funds Overseen by Each Director or Nominee in the Merrill Lynch Family of Funds
	Apex	MH California Insured	MH Insured II	MuniInsured
Interested Director:
Terry K. Glenn	$1-$10,000	None	None	None	over $100,000
Non-Interested Directors and Nominees:
James H. Bodurtha	None	None	None	None	$50,001-$100,000
Joe Grills	None	None	None	None	over $100,000
Herbert I. London	None	None	None	None	$50,001-$100,000
André F. Perold	None	None	None	None	over $100,000
Roberta Cooper Ramo	None	None	None	None	over $100,000
Robert S. Salomon, Jr.	None	None	None	None	None
Stephen B. Swensrud	None	None	None	None	None

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held and the aggregate fees and expenses paid by each Fund to non-interested Directors during the Fund’s most recently completed fiscal year.

	Board			Audit Committee
	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Apex	4	1,300	300	5	1,300	300	38,998
MH California Insured	4	1,940	300	5	1,940	300	56,432
MH Insured II	4	1,300	300	5	1,300	300	34,802
MuniInsured	4	1,300	300	5	1,300	300	34,730

*	Includes telephonic meetings, if any.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Compensation of Directors

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Compensation from Fund ($)*
	Bodurtha	Grills	London	Perold	Ramo	Salomon	Seiden**	Swensrud
Apex	1,120	7,280	1,120	1,120	1,120	7,280	7,280	7,280
MH California Insured	10,969	1,570	10,969	10,969	10,968	1,570	1,570	1,570
MH Insured II	2,240	6,360	2,240	2,240	2,240	6,360	6,360	6,360
MuniInsured	2,240	6,360	2,240	2,240	2,240	6,360	6,360	6,360

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Effective December 31, 2002, Mr. Seiden will retire as Director of each Fund.

Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-Advised Funds, to non-interested Directors for the year ended December 31, 2001.

Name of Director	Aggregate Compensation Paid to Directors by MLIM/FAM-Advised Funds
James H. Bodurtha*	$160,000
Joe Grills*	$259,500
Herbert I. London	$160,000
André F. Perold	$160,000
Roberta Cooper Ramo	$160,000
Robert S. Salomon, Jr.	$222,000
Melvin R. Seiden**	$222,000
Stephen B. Swensrud	$406,083

*	Co-Chairman of the Audit Committee of each Fund.
**	Effective December 31, 2002, Mr. Seiden will retire as Director of each Fund.

EXHIBIT C

INFORMATION PERTAINING TO OFFICERS

Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen
KENNETH A. JACOB (50)	Senior Vice President of Apex MH California Insured MuniInsured MH Insured II	Senior Vice President since 2002 2001 2002 2002	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	36 registered investment companies consisting of 50 portfolios

JOHN M. LOFFREDO (38)	Senior Vice President of Apex MH California Insured MuniInsured MH Insured II	Senior Vice President since 2002 2001 2002 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	36 registered investment companies consisting of 50 portfolios

STEPHEN M. BENHAM (42)	Secretary of Apex MH Insured II MuniInsured	Secretary since 2002 2002 2002	Vice President of MLIM since 2000; Associate, Kirkpatrick & Lockhart LLP from 1997 to 2000.	5 registered investment companies consisting of 21 portfolios

WILLIAM R. BOCK (66)	Vice President of MuniInsured	Vice President since 1997	Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios

DONALD C. BURKE (42)	Vice President and Treasurer of Apex MH California Insured MH Insured II MuniInsured	Vice President/ Treasurer since 1993/1999 1997/1999 1999/1999 1993/1999
First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
117 registered investment companies consisting of 162 portfolios

ROBERT A. DIMELLA, CFA (35)	Vice President of MH Insured II	Vice President since 1999	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997.	5 registered investment companies consisting of 5 portfolios

THEODORE R. JAECKEL, JR. (42)	Vice President of Apex	Vice President since 1997	Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM since 1991.	7 registered investment companies consisting of 7 portfolios

C-1

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen
WALTER O’CONNOR (40)	Vice President of MH California Insured	Vice President since 1997	Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.	5 registered investment company consisting of 5 portfolios

ALICE A. PELLEGRINO (41)	Secretary of MH California Insured	Secretary since 1999	Director (Legal Advisory) of MLIM since 2002, Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 1999; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	12 registered investment companies consisting of 12 portfolios

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of the Fund(s) for which he or she serves as an officer.

C-2

EXHIBIT D

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendices A and B hereto has adopted the following audit committee charter:

I.    Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.    Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors/Trustees with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

III.    Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c) to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e) to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f) to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review and discuss the Fund’s audited financial statements with Fund management;

(h) to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

*
The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

**
The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(l) to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p) to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees; and

(s) to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.    Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this  Section V.

Dated: June 6, 2000
Revised: April 11, 2001
Further Revised: October 29, 2002
[For Funds listed on Appendix A]

Dated: May 23, 2000
Revised: March 31, 2001
Further Revised: October 29, 2002
[For Funds listed on Appendix B]

APPENDIX A

APEX MUNICIPAL FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIINSURED FUND, INC.

APPENDIX B

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

APEX MUNICIPAL FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
Class I Nominees to serve until the 2006 Annual Meeting of Stockholders:
01) Terry K. Glenn
02) Roberta Cooper Ramo
03) Joe Grills

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) André F. Perold
06) Roberta Cooper Ramo
07) Robert S. Salomon, Jr.
08) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Roberta Cooper Ramo
05) Robert S. Salomon, Jr.
06) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) André F. Perold
06) Roberta Cooper Ramo
07) Robert S. Salomon, Jr.
08) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
01) James H. Bodurtha
02) Terry K. Glenn
03) Joe Grills
04) Herbert I. London
05) Roberta Cooper Ramo
06) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MUNIINSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Stephen Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniInsured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the annual meeting of stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes /X/ or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.
Class II Nominees to serve until the 2006 Annual Meeting of Stockholders:
01) Roberta Cooper Ramo
02) Stephen B. Swensrud

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 200

X
Signature

X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.